Exhibit 10.26

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ADDENDUM	Exhibit ADM

AMENDMENT#18 TO AUTHORIZED TECHNOLOGY PARTNER

PROGRAM AGREEMENT #ANT76

by and between

Electro Rent Corporation and

Agilent Technologies, Inc.

The above referenced Program Agreement (“Agreement”) executed by and between Agilent Technologies, Inc. (“Agilent”) and Electro Rent Corporation (“Electro Rent”) as of the 1st day of December, 2009 is hereby amended as follows:

1.	Products contained within the following Product Categories/Descriptions are hereby removed from the Agreement.

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2.	Products contained within the following Product Categories/Descriptions which are defined as “accessories” can be sold under the Agreement and will receive a [***] discount. A detailed product listing is available upon request.

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3.	The attached Excel Spreadsheet titled ATP Approved Product Categories dated May 31, 2013 contains a listing of all eligible Product Categories/Descriptions available under the Agreement at a [***] discount. A detailed product listing is available upon request.

4.	Post sales support can be sold for the following Product Categories/Descriptions and will receive a [***] discount.

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[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

*** Confidential treatment has been requested with respect to certain portions of this Agreement. Omitted portions have been filed separately with the Securities and Exchange Commission.

ADDENDUM	Exhibit ADM

5.	All Products included in ATP Approved Products Categories Excel Spreadsheet dated May 31, 2013 (“Exhibit APC”), referred to above, shall be deemed Category C Products as defined in Agreement number ANT76 and Exhibit R601US, except as otherwise indicated in Exhibit APC.

6.	Add the following as subparagraph g. to Agreement No. ANT76, in Section 1. Appointment:

g. Subject to the terms in this Section 1, Appointment, with respect to Products for which Reseller’s appointment is exclusive, if Agilent adds [***], it shall be deemed a reduction in the [***] and Agilent will [***] Reseller in accordance with Paragraph 1 of Exhibit R601US of this Agreement, i.e., an amount equal to [***] of the net order value for any orders received and accepted by Agilent from the added ATP reseller or resellers.

ALL OTHER TERMS AND CONDITIONS OF PROGRAM AGREEMENT ANT76 REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

Effective this June 1, 2013

AGREED TO:		AGREED TO:

Customer:		Agilent:	Agilent Technologies, Inc.

	/s/ Steve Markheim		/s/ Ginger Davis
	Authorized Representative Signature		Authorized Representative Signature

Name:		Name:	Ginger Davis

Title:		Title:	Contracts Specialist

Address:		Address:	US TMO Customer Business Center 9780 S. Meridian Blvd. Englewood, CO 80112

[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

Exhibit APC

ATP Approved [***] Excel Spreadsheet Dated May 31, 2013
Exhibit	Discount %	Line Qualifier Value From	Description
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[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

ATP Approved [***] Excel Spreadsheet Dated May 31, 2013
Exhibit	Discount %	Line Qualifier Value From	Description
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[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

ATP Approved [***] Excel Spreadsheet Dated May 31, 2013
Exhibit	Discount %	Line Qualifier Value From	Description
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[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.

ATP Approved [***] Excel Spreadsheet Dated May 31, 2013
Exhibit	Discount %	Line Qualifier Value From	Description
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*	Product Categories indicated above are limited to [***] only (except for [***]). These [***] are not included in the [***] list for the US.

[***] – Confidential portions of this document denoted by [***] have been redacted and filed separately with the Securities and Exchange Commission.